SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report:   June 30, 2006           Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

     On June 30, 2006, New Century Energy Corp.'s (the "Company," "we," "us," and "our") wholly owned subsidiary, Gulf Coast Oil Corporation, a Delaware corporation ("Gulf Coast"), entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. (the "June 2006 Purchase Agreement" and "Laurus"), whereby Gulf Coast sold Laurus a Secured Term Note in the amount of $5,000,000 (the "June 2006 Gulf Coast Note"). In connection with the June 2006 Purchase Agreement, Gulf Coast also entered into an Amended and Restated Mortgage, a Collateral Assignment, an Amended and Restated Secured Term Note and a

Reaffirmation and Ratification Agreement. In connection with Gulf Coast's entry into the June 2006 Purchase Agreement, we and Century Resources, Inc., our wholly owned Delaware subsidiary ("Century") entered into a Reaffirmation and Ratification Agreement with Laurus (the "New Century Reaffirmation Agreement").

     In connection with the June 2006 Purchase Agreement, Gulf Coast granted Laurus a right of first refusal to provide additional financing, prior to the incurrence of any additional indebtedness and/or the sale or issuance of any equity interests of Gulf Coast. If Gulf Coast shall receive a proposed term sheet for additional funding, pursuant to the June 2006 Purchase Agreement, it will submit such term sheet to Laurus, at which time Laurus will have the right, but not the obligation, to deliver, within 10 days of its receipt of the proposed term sheet, its own proposed term sheet setting forth the terms and conditions upon which it would be willing to provide additional financing to Gulf Coast, at terms no less favorable than those outlined in the proposed term sheet. If Laurus' terms are at least as favorable to Gulf Coast as those of the proposed term sheet, Gulf Coast shall accept Laurus' term in lieu of the proposed term sheet, if not, Gulf Coast may accept the proposed term sheet.

JUNE 2006 GULF COAST NOTE

     In connection with the June 2006 Purchase Agreement, Gulf Coast issued Laurus a forty (40) month Secured Term Note in the amount of $5,000,000 (the "June 2006 Gulf Coast Note"), which bears interest at the rate of 17.5% per year, which unpaid principal and unpaid accrued interest, if any, shall be due and payable on October 30, 2009 (the "Maturity Date"). The interest on the June 2006 Gulf Coast Note shall be payable monthly, in arrears, commencing on July 1, 2006. Additionally, amortizing payments of the principal amount due under the June 2006 Gulf Coast Note are due July 1, 2006, and each succeeding month thereafter including the Maturity Date (each an "Amortization Amount"). As long as no Event of Default, as defined below, has occurred under the June 2006 Gulf Coast Note, interest on the June 2006 Gulf Coast Note shall only be payable as a component of the Amortization Amount, unless such Amortization Amount is less than $25,000 for any month, as described below.

     Each monthly Amortization Amount will be equal to the product of (i) one-eighth (.125) times (ii) eighty percent (80%) of the gross proceeds paid to Gulf Coast in respect of all oil, gas and/or other hydrocarbon production in which Gulf Coast has an interest less (i) the reasonable ordinary day to day expenses associated with Gulf Coast's operation of the leases, wells and equipment, including fuel, materials, labor, maintenance, routine production equipment replacement, repairs, routine workover costs to maintain production from an existing completed well, royalty, severance tax and ad valorem tax, in each case using accounting practices and procedures ordinary and customary in the oil and gas industry and (ii) Gulf Coast's reasonable estimate of its federal tax (including federal income tax) liability (after taking into account all applicable deductions, depletion and credits), all of which, in each case, shall be subject to Laurus' approval, which approval shall be provided in the exercise of Laurus' reasonable discretion based on such supporting documentation from Gulf Coast as Laurus shall request (the "Net Revenue"); provided, however, that the percentage of 80% referenced above shall increase to one hundred percent (100%), upon the occurrence and during the continuance of an Event of Default under the Gulf Coast Note as described below.

     In the event the Amortization Amount payable to Laurus during any month is less than $25,000, then Gulf Coast is required to make a cash payment to Laurus in an amount equal to the difference between $25,000 and the then applicable Amortization Amount.

     "Events of Default" under the June 2006 Gulf Coast Note include: Gulf Coast's failure to pay any amount due under the June 2006 Gulf Coast Note; our failure to pay any amount due to Laurus under our June 30, 2005, Convertible Secured Term Note, as amended, our September 19, 2005, Secured Term Note, as amended, Gulf Coast's April 26, 2006, Secured Term Note, as amended, and/or the June 2006 Gulf Coast Note, if such failure continues for a period of three (3) days; Gulf Coast's breach of any covenant or any other term of the April 2006 Gulf Coast Note or the June 2006 Gulf Coast Note in any material respect, which if subject to cure, continues for a period of fifteen (15) days, without being cured; Gulf Coast's or our breach of any representation, warranty or statement made to Laurus in connection with any transaction contemplated by the April or June 2006 Gulf Coast Notes, or any of the other agreements entered into between Gulf Coast, Century and us in connection with the Gulf Coat Note; a default under any other agreement between us and Laurus beyond the grace period, if any; any change or occurrence which could reasonably be expected to have a material adverse effect on Gulf Coast's or our ability to repay the June 2006 Gulf Coast Note; Gulf Coast's or our bankruptcy or insolvency; if Gulf Coast or we have a judgment levied against either of us in an amount greater than $100,000; a change in control of Gulf Coast, whereby any person or group shall become the beneficial owner of 35% or more of Gulf Coast's voting equity interests or if the Board of Directors of Gulf Coast ceases to consist of a majority of Gulf Coast's Board of Directors on the date the June 2006 Gulf Coast Note was granted, unless Laurus consents in writing to such change; or if Gulf Coast merges with, consolidates with or sells all or substantially all of its assets to any other person or entity; and/or if an indictment is brought or threatened against Gulf Coast, us or any of our or Gulf Coast's executive officers under any criminal statute or civil statue whereby the penalty associated with such indictment could result in the forfeiture of any property of Gulf Coast or us.

     Following the occurrence of and during the continuance of an Event of Default, Gulf Coast is required to pay additional interest on the Gulf Coast Note to Laurus in an amount equal to two percent (2%) per month, and all outstanding obligations under the June 2006 Gulf Coast Note, the June 2006 Purchase Agreement and each other Related Agreement (as defined in the June 2006 Purchase Agreement), including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived. Additionally, following the occurrence of and during the continuance of an Event of Default, Laurus may, at its option, demand immediate repayment in full of all obligations and liabilities owing by Gulf Coast to Laurus under the Gulf Coast Note, the June 2006 Purchase Agreement and/or any other Related Agreement, to require Gulf Coast to make a default payment equal to 130% of the outstanding principal amount of the June 2006 Gulf Coast Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder.

     Gulf Coast used $4,450,000 of the funds received through the sale of the Gulf Coast Note to purchase the remaining 1/8th of certain undivided interests in producing properties as well as undeveloped oil and gas mineral leases totaling 9,167 acres and other related assets and contracts in McMullen County, Texas, of which Gulf Coast purchased 7/8th of on April 28, 2006; $175,000, representing 3.5% of the June 2006 Gulf Coast Note, to Laurus Capital Management, LLC ("LCM"), as a management fee, as well as an additional $30,000 in due diligence and documentation fees to LCM; $33,125 to Laurus' attorneys for legal and escrow agent fees; with the remaining $311,874 to be used by Gulf
Coast  for  future  drilling  expenses.

AMENDED AND RESTATED SECURED TERM NOTE

     In connection with Gulf Coast's entry into the June 2006 Purchase Agreement with Laurus, Gulf Coast entered into an Amended and Restated Secured Term Note with Laurus, which amended and restated the terms of Gulf Coast's $40,000,000 Secured Term Note entered into with Laurus in April 2006 (collectively the "Gulf Coast Note"). The Amendment to the Gulf Coast Note, amended the monthly Amortization Amount (as defined below) which was to be paid under the Gulf Coast Note, from 80% of the gross proceeds paid to Gulf Coast in connection with all of Gulf Coast's oil, gas and/or other hydrocarbon production, to (i) seven-eights (.875) times (ii) eighty percent (80%) of such production, to allow for the remaining 12.5% of 80% of Gulf Coast's production to be paid to Laurus in connection with Amortization Amounts due on the June 2006 Gulf Coast Note, as described above. The amendment also provided that any event of default or failure to pay the June 2006 Gulf Coast Note, would be treated as an event of Default under the Gulf Coast Note.

     The terms of the amended Gulf Coast Note are summarized below:

     The Gulf Coast Note, in the amount of $40,000,000, bears interest at the prime rate (as published by the Wall Street Journal) plus 2% (currently 10.25%, with the prime rate at 8.25% as of June 28, 2006) per year, and which at no time shall bear interest at less than 8% per year, which unpaid principal and unpaid accrued interest, if any, shall be due and payable on October 28, 2009 (the "Maturity Date"). The interest on the Gulf Coast Note is payable monthly, in arrears, commencing on July 1, 2006. Additionally, amortizing payments of the principal amount due under the Gulf Coast Note are due July 1, 2006, and each succeeding month thereafter including the Maturity Date (each an "Amortization Amount"). As long as no Event of Default, as defined below, has occurred under the Gulf Coast Note, interest on the Gulf Coast Note shall only be payable as a component of the Amortization Amount, unless such Amortization Amount is less than $150,000 for any month, as described below.

     Each monthly Amortization Amount will be equal to the product of (a) seven-eighths (.875) and (b) eighty percent (80%) of the gross proceeds paid to Gulf Coast in respect of all oil, gas and/or other hydrocarbon production in which Gulf Coast has an interest less (i) the reasonable ordinary day to day expenses associated with Gulf Coast's operation of the leases, wells and equipment, including fuel, materials, labor, maintenance, routine production equipment replacement, repairs, routine workover costs to maintain production from an existing completed well, royalty, severance tax and ad valorem tax, in each case using accounting practices and procedures ordinary and customary in the oil and gas industry and (ii) Gulf Coast's reasonable estimate of its federal tax (including federal income tax) liability (after taking into account all applicable deductions, depletion and credits), all of which, in each case, shall be subject to Laurus' approval, which approval shall be provided in the exercise of Laurus' reasonable discretion based on such supporting documentation from Gulf Coast as Laurus shall request (the "Net Revenue"), provided, however, that the percentage of 80% referenced above shall increase to one hundred percent (100%), upon the occurrence and during the continuance of an Event of Default under the Gulf Coast Note as described below.

     In the event the Amortization Amount payable to Laurus during any month is less than $150,000, then Gulf Coast is required to make a cash payment to Laurus in an amount equal to the difference between $150,000 and the then applicable Amortization Amount.

     As of June 30, 2006, the Gulf Coast Note had a principal balance of $39,154,144.70.

     "Events of Default" under the Gulf Coast Note include: Gulf Coast's failure to pay any amount due under the Gulf Coast Note or the June 2006 Gulf Coast Note; our failure to pay any amount due to Laurus under our June 30, 2005, Convertible Secured Term Note, as amended and/or our September 19, 2005, Secured Term Note, as amended, and such failure continues for a period of three (3) days; Gulf Coast's breach of any covenant or any other term of the Gulf Coast
Note in any material respect, which if subject to cure, continues for a period of fifteen (15) days, without being cured; Gulf Coast's or our breach of any representation, warranty or statement made to Laurus in connection with any transaction contemplated by the Gulf Coast Note, or any of the other agreements entered into between Gulf Coast, Century and us in connection with the Gulf Coat Note; a default under any other agreement between us and Laurus beyond the grace period, if any; any change or occurrence which could reasonably be expected to have a material adverse effect on Gulf Coast's or our ability to repay the Gulf Coast Note; Gulf Coast's or our bankruptcy or insolvency; if Gulf Coast or we have a judgment levied against either of us in an amount greater than $100,000; a change in control of Gulf Coast, whereby any person or group shall become the beneficial owner of 35% or more of Gulf Coast's voting equity interests or if the Board of Directors of Gulf Coast ceases to consist of a majority of Gulf Coast's Board of Directors on the date the Gulf Coast Note was granted, unless Laurus consents in writing to such change; or if Gulf Coast merges with, consolidates with or sells all or substantially all of its assets to any other person or entity; and/or if an indictment is brought or threatened against Gulf Coast, us or any of our or Gulf Coast's executive officers under any criminal statute or civil statue whereby the penalty associated with such indictment could result in the forfeiture of any property of Gulf Coast or us.

     Following the occurrence of and during the continuance of an Event of Default, Gulf Coast is required to pay additional interest on the Gulf Coast Note to Laurus in an amount equal to two percent (2%) per month, and all outstanding obligations under the Gulf Coast Note, the April 2006 Securities Purchase Agreement and each other Related Agreement (as defined in the April 2006 Securities Purchase Agreement), including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived. Additionally, following the occurrence of and during the continuance of an Event of Default, Laurus may, at its option, demand immediate repayment in full of all obligations and liabilities owing by Gulf Coast to Laurus under the April 2006 and June 2006 Gulf Coast Notes, the April 2006 and June 2006 Purchase Agreements and/or any other Related Agreement, to require Gulf Coast to make a default payment equal to 130% of the outstanding principal amount of the April 2006 and June 2006 Gulf Coast Notes, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder.

RELATED AGREEMENTS

     Gulf Coast also entered into the following agreements in connection with the June 2006 Purchase Agreement:

     o a Collateral Assignment with the June 2006 Sellers (defined below) and Laurus, whereby Gulf Coast authorized the June 2006 Sellers, upon notice by Laurus, to pay any amounts owed to Gulf Coast pursuant to the June 2006 Asset Purchase Agreement among Gulf Coast and the June 2006 Sellers directly to Laurus to secure amounts owed to Laurus under the June 2006 Gulf Coast Note;

     o a Reaffirmation and Ratification Agreement, whereby Gulf Coast agreed to reaffirm its outstanding obligations and liabilities owed to

          Laurus in connection with the April 2006 Securities Purchase Agreement, April 2006 Secured Term Note, and the related agreements entered into in connection with the April 2006 funding with Laurus; and

     o an Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in favor of Laurus, which provided Laurus a mortgage and security interest over the interests purchased by Gulf Coast pursuant to the June 2006 Asset Purchase Agreement.

     We also entered into a Reaffirmation and Ratification Agreement (the "New Century Reaffirmation Agreement"), whereby we and Century agreed to reaffirm our outstanding obligations and liabilities owed to Laurus in connection with the 2005 Purchase Agreements and agreements entered into in connection with the June 2005 Securities Purchase Agreement and related agreements with Laurus, the September 2005 Securities Purchase Agreement and related agreements with Laurus, and our previous guaranty of the April 2006 Secured Term Note sold to Laurus by Gulf Coast, and the related guaranty, mortgages and stock pledge agreement entered into in connection with such sale, as well as the obligations of Gulf Coast in connection with the June 2006 Securities Purchase Agreement.

     Pursuant to the Reaffirmation and Ratification Agreement, Gulf Coast agreed to make a mandatory prepayment of the outstanding balance on the June 2006 Gulf Coast Note in an amount equal to $224,440.14 on July 5, 2006, which represented 80% of the accrued revenue Gulf Coast received in connection with the June 2006 Asset Purchase Agreement from December 1, 2005, the effective date of the June 2006 Asset Purchase Agreement, until the date the payment was made.

     We and New Century also entered into an Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing State and Assignment of Production, which amended our April 2006, Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production granted to Laurus, to include certain additional oil and gas properties acquired by Gulf Coast pursuant to the June 2006 Asset Purchase Agreement.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
------------------------------------------------------------

     On June 30, 2006, Gulf Coast entered into an Asset Purchase Agreement (the "June 2006 Asset Purchase Agreement") and closed the purchase of all of the working interest owned by J&P Family Properties, Ltd. and Lara Energy, Inc. (the "June 2006 Sellers") in producing properties as well as undeveloped oil and gas mineral leases totaling 9,167 acres and other related assets and contracts in McMullen County, Texas (the "June 2006 Assets"), of which Gulf Coast purchased 7/8th of on April 28, 2006. The purchase price of the June 2006 Assets was $4,450,000, which amount was paid to the June 2006 Sellers from funds received from Gulf Coast's sale of the June 2006 Gulf Coast Note to Laurus as described above under "Item 1.01 Entry Into a Material Definitive Agreement." The effective date of the June 2006 Asset Purchase Agreement, for the purposes of the receipt of proceeds from the sale of hydrocarbon reserves was December 1, 2005. As a result of the June 2006 Asset Purchase Agreement, Gulf Coast holds a 100% working interest in the producing properties and undeveloped oil and gas mineral leases totaling 9,167 acres in McMullen County, Texas, other than one well on such property, in which Gulf Coast holds a 75% interest.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
-------------------------------------------------

     On June 30, 2006 Gulf Coast entered into a Securities Purchase Agreement, and sold a $5,000,000 Secured Term Note to Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"). Gulf Coast claims an exemption from registration afforded by Regulation S of the Act ("Regulation S") for the above issuances since the issuances were made to a non-U.S. person (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to an offshore transaction, and no directed selling efforts were made in the United States by Gulf Coast, us, a distributor, any respective affiliates, or any person acting on behalf of any of the foregoing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

(a) Financial statements of business acquired.

           To be filed by amendment to this Form 8-K.

(b) Pro forma financial information.

           To be filed by amendment to this Form 8-K.

(c) Exhibits.

Exhibit No.    Description.
-----------    ------------

10.1*          June 2006 Asset Purchase Agreement

10.2*          June 2006 Securities Purchase Agreement (Gulf Coast and Laurus)

10.3*          June 2006 Secured Term Note (Gulf Coast)

10.4*          June 2006 Amended and Restated Term Note (Gulf Coast)

10.5* June 2006 Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production, filed in
               Matagorda County, McMullen County and Wharton County, Texas

10.6*          Collateral Assignment

10.7*          Reaffirmation and Ratification Agreement (Gulf Coast)

10.8*          Reaffirmation and Ratification Agreement
               (New Century and Century)

* Filed herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEW CENTURY ENERGY CORP.
                                             ------------------------


                                             /s/ Edward R. DeStefano
                                             ---------------------------
                                             Edward R. DeStefano,
                                             President

Date: July 7, 2006

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